                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 30, 2005
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant’s telephone number, including area code      (781) 440-3333
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

8% Convertible Promissory Notes

         As of September  30, 2005,  Elcom  International,  Inc.  (the  “Company” or “Elcom”)  received  additional bridge-loan  financing in the amount of £245,000  (approximately  $432,000) (the “September  Bridge-Loan”)  from JP
Morgan Bank  (Ireland)  PLC, as custodian for Smith & Williamson  Investment  Fund (the  “Holder”).  This financing was necessary in order to allow the Company to continue operations.

         The  September  Bridge-Loan  was made  pursuant to three  promissory  notes of the Company in favor of the
Holder:  (i) £50,000  (approximately  $88,000)  pursuant  to the form of 8%  Convertible  Promissory  Note filed as
Exhibit  10.1 to the  Company’s  Current  Report on Form 8-K,  dated  August 4, 2005 (the “Form One Note”) and (ii)
£195,000  (approximately  $344,000)  pursuant to the form of 8%  Convertible  Promissory  Note  attached  hereto as
Exhibit 10.1 (the “Form Two Note” and together with the Form One Note, the “Notes”).

         In  addition,  as of October 5, 2005,  the  Company  has  received an  additional £60,000  (approximately
$106,000) advance from a separate non-U.S.  investor,  which is pending documentation.  This additional advance was received in October, and is expected to be evidenced by a promissory note in the form of the Form Two Note.

         As of the date  hereof,  the Holder  has  loaned the  Company  an  aggregate  of  £395,000  (approximately
$696,000) and another non-U.S.  investor has loaned the Company a total of £60,000  (approximately  $106,000) under the Notes, with documentation pending with respect to £60,000, as referenced above.

         The  following  is a summary of the  material  terms of the Form One Notes and the Form Two  Notes,  which discussion  is  qualified  in its entirety by reference to the full text of both the Form One Note filed as Exhibit
10.1 to the Company’s  Current  Report on Form 8-K, dated August 4, 2005, and the Form Two Note, a form of which is attached hereto as Exhibit 10.1.

         Pursuant  to the terms of the  Notes,  interest  upon the  principal  amount  accrues  at a rate of 8% per annum. The Notes are secured pursuant to an Amended and Restated  Collateral Agency and Security  Agreement,  which is described  below.  The Form One Notes  provided that the principal  amount and all interest  accrued  thereon is due and payable  within three (3) business  days after the Company  reports two  sequential  quarters of net income
(i.e.  profitable  operations) (the “Form One Maturity Date”). The Form One Notes provide for automatic  conversion into common  stock,  par value $.01 per share,  of the Company  (“Common  Stock”)  upon the  Company’s  completion, before the Form One Maturity Date, of its  anticipated  offering of Common Stock on the AIM exchange in the U.K. to
non-U.S.  Persons (the  “Placing”)  pursuant to  Regulation S  promulgated  under the  Securities  Act of 1933,  as amended (the “Securities Act”).

         The Form Two Notes provide that the principal  amount and all interest  accrued thereon is due and payable within five (5) business  days after the Company  notifies  the payee that it has adequate  funds to repay the Form
Two Notes  (the  “Form Two  Maturity  Date”).  The Form Two Notes  also  provide  that the payee has the  option to convert the principal  amount and all interest accrued  thereon,  into Common Stock upon the Company’s  completion, before the Form Two Maturity Date, of its anticipated Placing.

         As currently  anticipated,  the Placing would be made at a substantial  discount to current  market prices of the Common  Stock.  If the Placing  occurs  before the Form One Maturity  Date,  the Form One Notes will convert into that  number of  shares  of  Common  Stock  equal to the  quotient  obtained  by  dividing  (a) the sum of the principal  amount and all interest  accrued  thereon  pursuant to the Form One Notes, by (b) the per share price of the Common Stock sold in the Placing.  If the Placing  occurs before the Form Two Maturity Date, the Form Two Notes holders  will have the option to convert  their Form Two Notes into that number of shares of Common  Stock equal to the quotient  obtained by dividing (a) the sum of the principal  amount and all interest  accrued thereon  pursuant to the Form Two Notes,  by (b) the per share price of the Common  Stock sold in the  Placing.  Although the Placing is planned,  final  documentation  and receipt of funds have not yet been completed,  and there can be no assurance that it will be  accomplished,  or if  accomplished,  what the terms or pricing  may be.  Additionally,  the Common
Stock offered in the Placing will not be  registered  under the  Securities  Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Amended and Restated Collateral Agency and Security Agreement

         As  previously  disclosed,  on April 6, 2005,  the Company  entered into a Collateral  Agency and Security
Agreement with William W. Smith,  the  Vice-Chairman  and a Director of the Company,  as Collateral  Agent, and the
secured  parties  thereto (the  “Security  Agreement”) in order to secure the notes issued by the Company to Robert
J. Crowell,  the Chairman and Chief Executive  Officer of Elcom, and Mr. Smith (the “April Notes” and together with the Notes,  the  “Company  Notes”).  During  August  2005,  additional  advances  were made  under the April  Notes increasing the aggregate  balance to $240,000,  from $200,000.  The Security  Agreement was filed as  Exhibit 10.25 to the  Company’s  Current  Report on Form 8-K,  dated  April 6, 2005.  In order to secure the Notes  issued to the
Holder,  the Company amended and restated the Security  Agreement to add the Holder as an additional  secured party
(the  “Amended  and  Restated  Security  Agreement”).  The  material  terms of the  Amended and  Restated  Security
Agreement are the same as those of the Security  Agreement,  except that the Holder is an additional secured party, and other lenders may also be added to the Amended and Restated  Security  Agreement.  The Company plans to add the
non-U.S.  investor  who  advanced  funds to the  Company in October (as noted  above) as a secured  party under the
Amended and Restated  Security  Agreement.  Similar to the Security  Agreement,  the Amended and Restated  Security
Agreement  grants a first  priority  senior  security  interest in all of the personal  property  and  intellectual property of the Company,  wherever located,  and now owned or hereafter acquired,  to the Collateral Agent, for the proportional  benefit of the secured  parties,  to secure the payment or performance  of the Company’s  obligations under the Company  Notes.  The Company is  currently  finalizing  the Amended and  Restated  Security  Agreement to
cover documented  advances made to date. The foregoing  description of the Amended and Restated Security  Agreement is qualified in its entirety by reference to the full text of the form of Amended and Restated  Security  Agreement attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated August 4, 2005.

Item 2.03 Creation of a Direct Financial Obligation.

         As  disclosed  above in Item 1.01 of this Current  Report on Form 8-K, as of October 5, 2005,  the Company
consummated  bridge-loan  transactions  with the Holder  evidenced  by the  issuance of the Notes to the Holder.  A form of the Form One Note was filed as Exhibit 10.1 to the Company‘s  Current  Report on Form 8-K,  dated August 4,
2005, and a form of the Form Two Note is filed as Exhibit 10.1 to this Current Report on Form 8-K.

         The  material  terms of the Notes are more fully  described  in Item 1.01 above,  which  descriptions  are incorporated  into this Item 2.03 by reference.  Such  description is qualified in its entirety by reference to the form of the Form One Note,  filed as Exhibit  10.1 to the  Company’s  Current  Report on Form 8-K,  dated August 4,
2005, and the form of the Form Two Note filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

         Although the Holder and others have  advanced the Company  operating  funds  pursuant to the Company Notes referenced in Item 1.01 of this Current  Report on Form 8-K,  there can be no assurance that such advances or loans will continue.  The Company  believes that its current  liquidity  sources will allow it to operate only as long as these  advances or loans  continue.  The Company  intends to seek  additional  capital  via the  Placing,  which it expects  to  consummate  in October of 2005,  and which,  if  consummated,  is  expected  to result in  substantial dilution  to  Elcom’s  stockholders.  The  Company  expects  to  raise  approximately £3.5 million  (approximately
$6.2 million)  at a substantial  discount to the current market price of the Common Stock.  The offering  amount in the Placing  may  increase.  However,  there can be no  assurance  that any such  financing  can be realized by the
Company  or, if  realized,  what the terms  thereof may be, or that any amount the Company is able to raise will be adequate to support the Company’s working capital  requirements until it achieves  profitable  operations.  Failure to  consummate  the  Placing  or other  near-term  financing,  such as  additional  advances  or loans or  customer advances,  would likely force the Company to curtail or cease  operations  and/or seek protection  under bankruptcy laws in October 2005 or shortly thereafter.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

        Exhibit No.          Description
           10.1              Form of 8% Convertible Promissory Note

                                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   October 6, 2005
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                                                                          By  /s/ Robert J. Crowell
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                                                                       Robert J. Crowell
                                                                       Chairman and Chief Executive Officer

                                     EXHIBIT INDEX

        Exhibit No.          Description
           10.1              Form of 8% Convertible Promissory Note